Exhibit 10.21

Contract on Investment in the Integrated Development Project
of the Ming Dynasty Entertainment World in Bengbu City,
Anhui Province

Party A:      Bengbu Municipal People’s Government, Anhui Province

Party B:      Yida (Fujian) Tourism Group Limited.

 Anhui Xingguang Investment (Group) Co., Ltd.

In accordance with the Contract Law of the People’s Republic of China and other applicable national and local laws and regulations, and on the basis of the principles of equality, voluntariness and mutual benefit, Party A and Party B hereby agree as follows regarding the Contract on Investment in the Integrated Development Project of the Ming Dynasty Entertainment World in Bengbu City, Anhui Province:

I.	Name and Scope of the Investment Project

1.	Name of the Project: Contract on Investment in the Integrated Development Project of the Ming Dynasty Entertainment World in Bengbu City, Anhui Province

2.	Scope of the Project:

 Industrial Work – A leisure and holiday resort (including the Royal Hot-spring Water World, Royal Blissful and Filial Garden, and the Royal Hunting Field)

 Commercial Work – Supporting commercial zones (Royal Native Town and the Villa Zone)

II.	Total Investment, Land Size and Schedule

1.	Party B shall set up a new company in the locale where the project is situated. The new company shall have a registered capital of RMB 100 million, which shall be entirely contributed by Party B.

2.	The project site covers an area of 5,000 mu (approximately 333.33 hectares).

3.	The project shall be executed in two or three phases and investment shall be made on a continuous basis.

III.	Purpose, Nature, Price, Extent and Payment Term of the Land Use Rights

1.
Purpose: Within the project site, a land plot of 500 mu (approximately 33.33 hectares) (excluding the land plot for the golf course) will be devoted to industrial purposes, and another land plot of 250 mu (approximately 16.67 hectares) will be devoted to commercial development purposes. The rest is intended for eco-tourism.

2.
Nature: The nature of the use rights of the land plots for industrial and commercial development purposes is state-owned transferred land. The term of the use rights of the land plots is the maximum term allowed by law. The use rights of the land plots for industrial and commercial development purposes are obtained through a transfer of state-owned land, while the land plot for eco-tourism is leased collectively- or privately-owned land whose use rights are obtained through a lease.

3.	The land plot for the first phase of the project is centered on the Xilu Hill.

4.
Payment Term: Party B shall pay the price of the transferred state-owned land plot in one lump sump according to the relevant state regulations. The rents for the lease of collectively- or privately-owned land shall be paid according to the provisions of the lease contract.

5.
The Contract on the Transfer of the Use Rights of State-owned Land for the land plot shall be signed by and between Party B or its company incorporated in the locale where the project is situated and the Municipal Land Resources Bureau according to the relevant regulations.

6.	The price of the land plots for industrial and commercial development purposes shall be determined in accordance with the relevant regulations and handled on the basis of the prescribed rules.

IV.	Rights and Obligations of Party A and Party B

 (I)        Rights and Obligations of Party A

1.
Party A shall assist Party B in completing the environmental impact assessment and obtaining approvals, permits and registration within the prescribed time frame to ensure the smooth commencement of this investment project.

2.
Party B shall submit itself to the zoning and construction management of Party A, and provide all documents required for the obtainment of a Certificate of the Use Rights of State Owned Land, a Planning Permit for Land Plot for Construction, a Zoning Certificate of Engineering and Construction, a Construction Permit, and a Site Selection Statement.

3.
The project land plot provided by Party A for Party B shall conform to urban zoning and industrial park construction requirements. Supporting infrastructure facilities shall be built to the red lines of the project land plot.

4.	Party A shall arrange for the relocation of the tombs on the project site, compensation for the removed young crops of the farmers, and demotion of structures on the ground.

5.	Party A shall coordinate relations with villages, residents and entities located in the project zone.

6.
Party A shall arrange for the land requisition (demolition and relocation) and obtainment of approval. Where the land requisition involves farmland, woodland and eco-woodland, Party A shall arrange for adjustment and obtainment of approval, and Party B shall provide active assistance.

7.	Party A shall support Party B’s autonomy in business administration and take solid steps to protect Party B’s legitimate rights and interests under this Contract.

8.	Party A shall actively assist Party B in securing the understanding of local villagers for the project and in maintaining harmony with them.

9.	Party A shall prohibit illegal logging, reclamation, quarrying, mining and acts that may damage the riverbed, lake surface or water body.

10.	When all basic conditions are in place, construction shall be commenced as early as possible so that the product can start produce benefits at the earliest date possible.

 (II)       Rights and Obligations of Party B

1.	Party B shall incorporate a company within one month of Party A’s completion of its adjustment of certain parts of the master plan for the Longzi Lake scenic area.

2.	Party B’s project zoning and design shall conform to related regulations.

3.	Party B shall build a leisure and holiday resort and a supporting commercial zone along with the construction of the project to ensure synchronized development of the overall project.

4.
Party B shall have the right to operate the project independently according to the law and to decide on franchising projects and the development modes of other tourism service projects within the project site and with other partners.

5.	After paying the price of the transferred land plot and rents specified in this Contract and all taxes, Party B may retain the remaining operating revenue.

6.	Party B shall abide by all applicable State laws and regulations and submit itself to the administration and supervision of regulatory authorities.

7.	Party B shall use its best endeavors to preserve the ecosystem and natural environment of the project site.

8.	Party B shall strictly comply with all production and operation safety regulations and take solid steps to ensure the personal and property safety of tourists.

V.	Provisions for Inability to Execute the Project or Any Part Thereof It Due to Statutory or Regulatory Factors

Party A agrees that, if any statutory or regulatory factors lead to the termination of or inability to execute this project or any part thereof, it will compensate Party B for its actual investment and reasonable expenses after consultations with each other in order to minimize the impact on the investor’s fundamental rights and its losses.

VI.	Liability for Breach of Contract

1.
After the construction project is finalized, if Party B furnishes Party A with all documents required for administrative review and approval and Party A fails to complete the formalities for Party B on time, thereby preventing Party B from starting the construction and production as scheduled, Party B shall have the right to withdraw its investment from the entire project or any part thereof, and Party A shall unconditionally refund all payments which have been made by Party B and compensate Party B for expenses incurred.

2.	Party B shall commence the construction of the project in strict accordance with the relevant regulations after Party A delivers the land plot.

VII.	Miscellaneous

1.
To perform this Contract, Party B shall incorporate one or more new companies in the locale where Party A is domiciled for the purpose of executing the project under this Contract. Both parties hereby agree that Party B’s rights and obligations will be inherited and exercised its newly incorporated companies.

2.
In the event of changes of a party to the Contract, including but not limited to changes of name, legal representative, amalgamation, spin-off, and adjustment of administrative division, after being approved by Party A, this Contract shall be binding upon the new entity, heir, assignee or the new entity that continue to exit under the amalgamation or spin-off.

3.	The execution, effectiveness, interpretation, performance and dispute resolution are protected and governed by the laws of the People’s Republic of China.

4.
Any dispute arising out of or in connection with this Contract shall be resolved through amicable consultations. If such consultations fail to resolve the dispute, either party may file a lawsuit with the People’s Court in Hefei City.

5.	This Contract shall be executed in two counterparts, with each party retaining two. All counterparts are equally authentic. This Contract consists of nine pages and is written in Chinese.

6.	This Contract was executed in Xiamen City, Fujian Province, the People’s Republic of China on April 15, 2010.

7.
For any matters not covered in this Contract, both parties may consult with each other to work out supplemental agreements. Such supplemental agreements shall be appended to this Contract and have the same legal binding force as this Contract.

(Signature page to follow)

Party A:	Bengbu Municipal People’s Government, Anhui Province
Representative (Signature):  Zhang Xuequn

Party B:	Yida (Fujian) Tourism Group Limited.
Anhui Xingguang Investment (Group) Co., Ltd.
Representative (Signature):	Chen Minhua
Sun Hui

Related Parties:

Longzihu District People’s Government
Representative (Signature): Wang Chenxing

Bushan District People’s Government
Representative (Signature): Chen Guangya

Huaishang District People’s Government
Representative (Signature):

April 15, 2010